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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

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                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): September 16, 1996

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                           Commission File Number: 0-23472

                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                  (Exact Name of Registrant as Specified in Charter)

         DELAWARE                                             93-1072052
    (State or Other Jurisdiction of Incorporation)         (I.R.S. Employer
                                                         Identification Number)

      One S.W. Columbia Street, Suite 900
             Portland, Oregon                                         97252
    (Address of Principal Executive Offices)                       (Zip Code)

    Registrant's Telephone Number, including Area Code:         (503) 222-4191


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                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                                       FORM 8-K
                                        INDEX

Item     Description                                                       Page

1.       Changes in Control of Registrant.....................................3

2.       Acquisition or Disposition of Assets.................................3

3.       Bankruptcy or Receivership...........................................3

4.       Changes in Registrant's Certifying Accountant........................3

5.       Other Events.........................................................3

6.       Resignations of Registrant's Directors...............................3

7.       Financial Statements and Exhibits....................................3

         Signatures...........................................................4



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None

ITEM 5.  OTHER EVENTS

         On September 16, 1996, the Company announced that it had hired in-house general counsel and that it was expecting earnings per share in the range of $0.09 to $0.10 for the six month second half of 1996 and, for 1997, current operations earnings per shares in the range of $0.32. On September 18, 1996, the Company announced that it approved a plan that provides non-executive officer employees with the choice of cancelling certain option grants with exercise prices above the current market price for the Company's common stock in exchange for replacement options with exercise prices equal to the current market price for the Company's common stock. Copies of the press releases regarding these matters are attached as Exhibit 99.1 and 99.2 respectively.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBITS:


         Exhibit 99.1    Press Release dated September 16, 1996

         Exhibit 99.2    Press Release dated September 18, 1996


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                  PACIFIC REHABILITATION & SPORTS
                                  MEDICINE, INC.

Date: October 22, 1996            By /s/ Bill Barancik
                                     ---------------------------------
                                     Bill Barancik
                                     President and Chief Executive Officer


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                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                               FORM 8-K CURRENT REPORT
                                    EXHIBIT INDEX


Exhibit        Description

Exhibit 99.1   Press Release dated September 16, 1996

Exhibit 99.2   Press Release dated September 18, 1996